SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ------------------------
                                    FORM 8-K
                            ------------------------

                                 CURRENT REPORT

                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 21, 2001


                    SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)


  Indiana                              1-3553                    35-0672570
  -------                              ------                    ----------
(State of                     (Commission File Number)      (I.R.S. Employer
 Incorporation)                                             Identification) No.)

       20 N.W. Fourth Street
        Evansville, Indiana                                           47741
        -------------------                                           -----
(Address of principal executive offices)                            (Zip Code)



        Registrant's telephone number, including area code (812)465-5300


                                       N/A
             (Former name or address, if changed since last report.)


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Item 5.  Other Events

Included herein as Exhibit 99.1 are the unaudited Balance Sheets of the Southern Indiana Gas and Electric Company, (SIGECO) as of December 31, 2000 and 1999 and the unaudited Statements of Income for the years ended December 31, 2000, 1999 and 1998. This information does not include footnote disclosures or other financial statements and should not be considered complete financial statements.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, SIGECO is hereby filing, as Exhibit 99.2, cautionary statements identifying important factors that could cause actual results of SIGECO to differ materially from those projected in forward-looking statements of SIGECO made by, or on behalf of, SIGECO.

Item 7.  Exhibits.

         The following exhibits are filed as a part of this report:

         Exhibit 99.1 Unaudited Balance Sheets as of December 31, 2000 and 1999 and the unaudited Statements of Income for the years ended December 31, 2000, 1999 and 1998 of SIGECO

         Exhibit 99.2      Cautionary   Statement  for  Purposes  of  the  "Safe
                           Harbor"   Provisions   of  the   Private   Securities
                           Litigation Reform Act of 1995


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SOUTHERN INDIANA GAS AND ELECTRIC COMPANY

February 21, 2001

                                       By:  /s/ M. Susan Hardwick
                                          --------------------------------------
                                       M. Susan Hardwick
                                       Vice President and Controller